UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2016

Date of reporting period:  12/31/2016

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Annual Report
For the year ended
December 31, 2016

Special Opportunities Fund, Inc.

March 1, 2017

Dear Fellow Shareholders:

The second half of 2016 was quite eventful for Special Opportunities Fund.  In July, the Fund distributed rights to its common stockholders to purchase a new class of convertible preferred stock that raised $55.6 million.  A portion of that cash was used to fund a self-tender offer that was completed in October for 1.16 million shares of common stock at 97% of net asset value.  After giving effect to a year-end cash dividend of $0.81 per share and ignoring the rights offering or self-tender offer, the common shares of the Fund gained 5.13% in the six-month period ending December 31, 2016, closing at $13.65 vs. an increase of 7.82% for the S&P 500 Index.  The Fund’s discount to net asset value fell slightly over the second half of 2016 from 13.08% to 12.28% (and currently is about 10%).

Here is an update on some of our significant positions.

It would be an understatement to say that our investment in Emergent Capital (EMGC.PK) has been a disappointment.  Emergent owns a portfolio of life insurance policies with an aggregate face value of approximately $3 billion but its actual cash flow has been significantly less than what had been projected.  It has become clear that Emergent’s capital structure will need to be further modified to deal with holding company debt and operating and legal expenses and that will likely result in dilution of the common stock.

Stewart Information Services (STC), a provider of title insurance and other services in connection with real estate transactions, remains one of our largest positions. In 2016, Stewart eliminated its dysfunctional dual class capital structure partly due to pressure from us.  Several other activist investors subsequently piled into the stock including Starboard Value LP and Driehaus Capital Management.  Institutional shareholders own a majority of the outstanding shares and are well represented on the board of directors.  We continue to believe that Stewart is undervalued.  As we see it, if management fails to materially improve margins and financial performance this year the board is likely to pursue a sale of the company.

Hill International (HIL) is a global construction management firm that we concluded was significantly undervalued when we began purchasing shares in late 2015 at less than $4 per share.  After a (second) proxy contest we conducted last August and the favorable settlement of a lawsuit we brought to validate our victory, the reconstituted board of directors’ sole focus is on increasing shareholder value.  Toward that end, on December 20th, Hill announced the proposed sale of its construction claims division for $147 million which, if it closes, would be largely used to repay substantially all of its senior debt.  Hill’s stock has performed well since the announcement but until the transaction actually closes, there appears to be a lid on the stock price, currently about $5.00 per share.  If the sale of the

Special Opportunities Fund, Inc.

claims division closes, Hill’s stock price could move much higher given the new administration’s intention to dramatically increase infrastructure spending.

We have positions in two REITs that are being liquidated by Michael Ashner, a veteran real estate investor and operator that we have known for more than 15 years.  One is Winthrop Realty Trust whose shares were converted into non-transferable liquidating trust units in August 2016.  Winthrop’s largest asset is its interest in a retail/hotel construction project in the tourist-heavy Times Square area of Manhattan which is expected to be completed in 2017, and thereafter sold.  Some major retail tenants that have signed leases include Hershey, Cirque du Soleil and the National Football league.  We think this investment will provide a rate of return that more than compensates for its lack of liquidity.

The other REIT that is being liquidated by Mr. Ashner is New York REIT, Inc. (NYRT), an owner and operator of commercial real estate in the liquid New York City market.  He and Steven Witkoff, another savvy real estate veteran, settled a threatened proxy contest by, among other things, obtaining representation on the board.  NYRT’s current stock price is about $10 per share and while the total amount of liquidating distributions is uncertain, it is noteworthy that Mr. Ashner’s contract provides for a performance fee if more than $11 per share is distributed.  Since we think NYRT’s real estate holdings can be sold in a timely fashion, we think the expected rate of return is attractive.  NYRT’s trophy asset is a 49% interest in One Worldwide Plaza (and an option to acquire the balance), which is now being marketed for sale.  According to news reports, the property could fetch $1.8 billion, or $1,000 per square foot.

With regard to closed-end funds, generally our objective is to begin to buy them at a relatively wide discount to NAV with the goal of selling them at a narrower discount (or at NAV).  Below is an update on some of our larger positions.  As you can see, there have been many positive developments and we are cautiously optimistic that there will be more to come.

1.
Virtus Total Return Fund (DCA) – Our proxy contest concluded at DCA’s annual meeting on June 2, 2016.  We narrowly lost a vote to elect a director but shareholders voted in favor of our proposal to liquidate DCA.  We subsequently reached a settlement with management that provides for a self-tender offer for up to 40% of DCA’s outstanding shares at a price equal to 99% of its NAV.  The tender offer commenced on February 15th and will terminate on March 15th.

2.
Neuberger Berman Real Estate Securities Income Fund (NRO) – After extensive discussions, management agreed to conduct a self-tender offer for up to 15% of NRO’s outstanding shares and up to two additional conditional self-tender offers.  The initial tender offer expired on January 10th and we were able to sell 37% of our shares at 99% of NAV.

Special Opportunities Fund, Inc.

3.
Advent/Claymore Enhanced Growth and Income Fund (LCM) – On July 22, 2016, pursuant to an agreement with several parties including Bulldog Investors LLC, LCM announced that it intends to conduct an in-kind self-tender offer for up to 32.5% of its outstanding shares at 98% of NAV subject to obtaining an exemptive order from the Securities and Exchange Commission in a timely fashion.

4.
Pacholder High Yield Fund (PHF) – We acquired the bulk of our shares at a double-digit discount to NAV.  After discussions with management, on January 23rd PHF announced that the Board of Directors will propose that it liquidate no later than July 31, 2017.  A shareholder meeting to vote on the liquidation is expected to be held on May 10th.

5.
JPMorgan China Region Fund (JFC) – After reaching an impasse with major shareholders about its future, on December 30th JFC announced that its board of directors would propose that it be liquidated.  Stockholders will vote on the liquidation proposal on May 11th.

6.
Korea Equity Fund (KEF) – Similar to JFC, an impasse with major shareholders about KEF’s future led to it announcing on January 24th that its board of directors would propose that it be liquidated.  We expect a meeting of shareholders to be held in the second quarter of 2017 to vote on a liquidation proposal.

7.
Cushing Renaissance Fund (SZC) – On January 25th, SZC announced that it would begin making monthly, rather than quarterly, distributions.  In the announcement, Jerry Swank, President, Chief Executive Officer and a member of the Board, commented, “We appreciate the constructive suggestions made by our shareholders and share their concerns regarding the Fund’s trading discount.  We are hopeful that the steps we are taking will help reduce the discount and we look forward to continuing our conversations with shareholders regarding their investment in the Fund.”  Two days later, SZC announced a share repurchase program “as part of its ongoing evaluation of options to enhance shareholder value and potentially decrease the discount between the market price and net asset value (NAV) of the Fund’s common shares.”  SZC’s discount responded favorably to these announcements and we commend Mr. Swank and SZC’s board for being responsive to shareholder concerns.

8.
First Trust/Aberdeen Global Opportunity Income Fund (FAM) – On February 14th, FAM announced that, pursuant to an agreement with a large shareholder, the Board of Trustees had approved a self-tender offer for up to 25% of its outstanding common shares at 98% of NAV per share to be completed no later than July 1, 2017.

Special Opportunities Fund, Inc.

9.
Lazard Total Return and Income Fund (LGI) – LGI focuses on global large cap companies.  It makes monthly distributions at an annualized rate of 6.25%.  After discussions with management, LGI announced a share repurchase program on November 15th that will be accretive to NAV.  We would like to see the current discount of about 12% narrow.  In this regard, we may further communicate with management.

10.
Putnam High Income Securities Fund (PCF) – Last year, PCF’s annual meeting was held on April 29th.  With 2017 annual meeting presumably approaching, we are contemplating whether to solicit proxies with the goal of achieving a liquidity event at or close to NAV.

11.
Clough Global Equity Fund (GLQ) – In the wake of recent accumulations of GLQ’s shares by value oriented institutional investors, its discount, which was in the mid-teens when we began to accumulate shares, has narrowed to about 9%.  We think management will probably have to announce a liquidity event or face losing  a proxy contest.

12.
The Swiss Helvetia Fund (SWZ) – SWZ’s shares have generally traded at a double-digit discount for a long time.  Five value oriented institutional investors, including clients of Bulldog Investors, own about 50% of the outstanding shares of SWZ.  Based upon these two factors, we believe there is a good chance for a meaningful liquidity event in the near future.  Stay tuned.

We remind you that the Fund has a policy of seeking instructions from time to time from stockholders with regard to the voting of proxies for certain closed-end funds whose shares the Fund owns.  The specific closed-end funds for which the Fund seeks proxy voting instructions from stockholders are available on the Fund’s website and we urge you to check it from time to time if you would like to provide such instructions.  You may also email us at proxyinstructions@bulldoginvestors.com if you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2016
Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	8.45%	7.53%	7.71%	6.16%

Market price returns
Special Opportunities Fund, Inc.	9.51%	7.37%	7.33%	6.49%

Index returns
S&P 500® Index	11.96%	14.66%	9.24%	6.95%

Share price as of 12/31/16
Net asset value	$15.56
Market price	$13.65

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2016(1)  (Unaudited)

	Value	Percent
Investment Companies	$96,954,863	73.24%
Common Stocks	40,137,716	30.32
Money Market Funds	28,248,282	21.34
Commodity Partnerships	11,736,382	8.87
Preferred Stocks	5,976,547	4.52
Convertible Bonds	2,106,491	1.59
Liquidating Trusts	1,957,500	1.48
Promissory Notes	780,000	0.59
Senior Unsecured Notes	463,574	0.35
Warrants	147,841	0.11
Rights	122,669	0.09
Corporate Notes	25,190	0.02
Corporate Bonds	22,500	0.02
Total Investments	$188,679,555	142.54%
Liabilities in Excess of Other Assets	(712,876)	(0.54)
Preferred Stocks	(55,599,400)	(42.00)
Total Net Assets	$132,367,279	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value
INVESTMENT COMPANIES—73.24%
Closed-End Funds—68.00%
Aberdeen Singapore Fund, Inc.	140,277	$1,214,799
Adams Diversified Equity Fund, Inc.	163,607	2,079,445
Advent/Claymore Enhanced Growth & Income Fund	381,704	3,168,143
Alternative Asset Opps PCC Ltd. (a)(c)(f)(g)(h)	48,436	31,339
Asia Tigers Fund, Inc.	48,064	440,266
BlackRock Debt Strategies Fund, Inc.	160,240	1,817,122
Boulder Growth & Income Fund, Inc.	423,000	3,781,620
Candover Investments PLC/Fund (a)(g)	40,468	47,130
Central Securities Corp.	233,873	5,096,093
Clough Global Equity Fund	424,800	4,728,024
Credit Suisse Asset Management Income Fund, Inc.	441,992	1,396,695
The Cushing Renaissance Fund	141,276	2,455,377
Delaware Enhanced Global Dividend & Income Fund	114,512	1,157,716
Delaware Investments Dividend & Income Fund, Inc.	87,682	874,628
Deutsche Global High Income Fund, Inc.	1,136	9,463
Deutsche High Income Opportunities Fund, Inc.	269,657	3,885,757
Deutsche Multi-Market Income Trust	39,650	337,818
Deutsche Strategic Income Trust	839	9,976
Ellsworth Growth and Income Fund Ltd.	76,045	628,892
First Trust Aberdeen Global Opportunity Income Fund	255,108	2,847,005
First Trust Enhanced Equity Income Fund	11,486	155,176
Franklin Limited Duration Income Trust	16,860	202,995
Franklin Universal Trust	36,790	245,757
The GDL Fund	15,000	147,600
General American Investors Co., Inc.	46,245	1,441,919
Herzfeld Caribbean Basin Fund, Inc.	65,545	440,462
Japan Smaller Capitalization Fund, Inc.	569,689	5,539,485
JP Morgan Asian Investment Trust PLC (g)	15,214	51,187
JP Morgan China Region Fund, Inc.	122,039	1,901,477
Juridica Investments Ltd. (g)	495,258	100,709
Korea Equity Fund, Inc.	249,232	1,846,809
Lazard Global Total Return and Income Fund, Inc.	244,860	3,364,376
Liberty All Star Equity Fund	924,036	4,768,026
MFS Charter Income Trust	2,693	22,944
Morgan Stanley Asia Pacific Fund, Inc.	81,001	1,093,514
Morgan Stanley East Europe Fund Escrow (a)	97,901	0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Morgan Stanley Emerging Markets Fund, Inc.	27,759	$365,864
Neuberger Berman Real Estate Securities Income Fund, Inc.	1,216,897	6,534,737
The New Ireland Fund, Inc.	83,090	994,587
Pacholder High Yield Fund, Inc.	379,715	2,733,948
The Prospect Japan Fund Ltd. (a)(g)	700,971	629,122
Putman High Income Securities Fund	397,476	3,259,303
Royce Value Trust, Inc.	74,200	993,538
The Swiss Helvetia Fund, Inc.	645,717	6,592,771
Terra Catalyst Fund (a)(g)	20,319	24,477
Tri-Continental Corp.	313,154	6,905,046
Virtus Total Return Fund	816,440	3,649,487
		90,012,624
Auction Rate Preferred Securities—0.26% (c)(f)
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	123,000
		348,000
Business Development Companies—4.98%
Crossroads Capital, Inc. (a)	292,681	623,410
Equus Total Return, Inc. (a)	106,919	214,907
Firsthand Technology Value Fund, Inc. (a)	63,365	486,010
Great Elm Capital Corp.	154,016	1,797,367
Medallion Financial Corp.	3,243	9,794
MVC Capital, Inc.	403,584	3,462,751
		6,594,239
Total Investment Companies (Cost $96,104,987)		96,954,863

COMMODITY PARTNERSHIPS—8.87% (c)(f)(h)
Nuveen Diversified Commodity Fund	267,436	2,573,349
Nuveen Long/Short Commodity Total Return Fund	658,070	9,163,033
Total Commodity Partnerships (Cost $12,862,593)		11,736,382

PREFERRED STOCKS—4.52%
Real Estate Investment Trusts—4.52%
Preferred Apartment Communities, Inc. (c)(f)	6,083	5,976,547
Total Preferred Stocks (Cost $5,657,129)		5,976,547

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value

COMMON STOCKS—30.32%

Construction Materials—0.17%
Tecnoglass, Inc. (g)	18,190	$222,828

Consumer Finance—0.94%
Emergent Capital, Inc. (a)	1,032,379	1,249,178

Health Care Equipment & Supplies—0.00%
Xtant Medical Holdings, Inc. (a)	99	54

Independent Power & Renewable Electricity Producers—0.07%
VivoPower International PLC (a)(g)	18,304	100,673

Insurance—10.46%
Stewart Information Services Corp.	300,440	13,844,275

Personal Products—0.01%
Coty, Inc.	386	7,068

Professional Services—3.52%
Hill International, Inc. (a)	1,070,308	4,655,840

Real Estate Investment Trusts—7.61%
New York REIT, Inc.	891,760	9,024,611
Wheeler Real Estate Investment Trust, Inc.	614,679	1,044,954
		10,069,565

Special Purpose Acquisition Vehicles—7.54% (a)
Andina Acquisition Corp. II (g)	67,789	673,145
Avista Healthcare Public Acquisition Corp. (g)	121,090	1,226,036
Barington/Hilco Acquisition Corp.	15,611	158,608
E-Compass Acquisition Corp. (g)	27,523	275,230
FlatWorld Acquisition Corporation (g)	105,702	6,342
Hunter Maritime Acquisition Corp. (g)	92,443	938,296
M I Acquisitions, Inc.	188,817	1,918,362
M III Acquisition Corp.	148,436	1,465,063
Pacific Special Acquisition Corp. (g)	104,449	1,070,602
Quinpario Acquisition Corp. 2	15,611	155,330
Stellar Acquisition III, Inc. (g)	204,002	2,101,221
		9,988,235
Total Common Stocks (Cost $37,326,944)		40,137,716

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value

LIQUIDATING TRUSTS—1.48%
Winthrop Realty Trust—Escrow (a)(c)(f)(h)	250,000	$1,957,500
Total Liquidating Trusts (Cost $2,444,141)		1,957,500

	Principal
	Amount

CONVERTIBLE BONDS—1.59%
Emergent Capital, Inc. (b)
8.500%, 02/15/2019	$2,941,000	2,106,491
Total Convertible Bonds (Cost $2,941,000)		2,106,491

CORPORATE BONDS—0.02%
Washington Mutual Inc. (b)(c)(d)(f)
0.000%, 03/17/2014	3,000,000	22,500
Total Corporate Bonds (Cost $0)		22,500

CORPORATE NOTES—0.02%
MVC Capital, Inc. (b)
7.250%, 01/15/2023	1,000	25,190
Total Corporate Notes (Cost $25,280)		25,190

PROMISSORY NOTES—0.59% (b)(c)(f)
Emergent Capital, Inc.
15.000%, 09/30/2018	500,000	500,000
Wheeler Real Estate Investment Trust
9.000%, 12/15/2018	280,000	280,000
Total Promissory Notes (Cost $780,000)		780,000

SENIOR UNSECURED NOTES—0.35%
Medallion Financial Corp. (b)
9.000%, 04/15/2021	25,100	463,574
Total Senior Unsecured Notes (Cost $630,822)		463,574

	Shares

WARRANTS—0.11% (a)
Andina Acquisition Corp. II
Expiration: December 2020
Exercise Price: $11.50 (g)	67,789	18,297

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value

WARRANTS—(continued)
Barington/Hilco Acquisition Corp.
Expiration: February 2018
Exercise Price: $12.50	15,611	$1,998
China Lending Corp.
Expiration: July 2021
Exercise Price: $12.00 (g)	79,818	13,561
COPsync, Inc.
Expiration: October 2020
Exercise Price: $3.125	10,794	1,193
Electrum Special Acquisition Corp.
Expiration: June 2021
Exercise Price: $11.50 (g)	46,800	13,104
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	0
Harmony Merger Corp.
Expiration: January 2021
Exercise Price: $11.50	62,937	22,028
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	39,430	13,406
Origo Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (g)	23,814	7,144
Pacific Special Acquisition Corp.
Expiration: October 2020
Exercise Price: $12.00 (g)	104,449	29,246
Quinpario Acquisition Corp. 2
Expiration: January 2023
Exercise Price: $5.75	15,611	3,122
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (c)(f)	84,211	0
Yatra Online, Inc.
Expiration: December 2021
Exercise Price: $11.50 (g)	34,364	24,742
Total Warrants (Cost $98,945)		147,841

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2016
	Shares	Value
RIGHTS—0.09% (a)
Andina Acquisition Corp. II (g)	67,789	$26,438
Barington/Hilco Acquisition Corp.	15,611	3,901
E-Compass Acquisition Corp. (g)	27,523	26,970
Origo Acquisition Corp. (g)	23,814	10,002
Pacific Special Acquisition Corp. (g)	104,449	55,358
Total Rights (Cost $39,097)		122,669

MONEY MARKET FUNDS—21.34%
Fidelity Institutional Government Portfolio—Class I, 0.390% (e)	14,195,358	14,195,358
STIT-Treasury Portfolio—Institutional Class, 0.370% (e)	14,052,924	14,052,924
Total Money Market Funds (Cost $28,248,282)		28,248,282
Total Investments (Cost $187,159,220)—142.54%		188,679,555
Liabilities in Excess of Other Assets—(0.54)%		(712,876)
Preferred Stock—(42.00)%		(55,599,400)
TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS—100.00%		$132,367,279

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2016.
(c)	Fair valued securities. The total market value of these securities was $20,852,268, representing 15.75% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2016.
(f)	Illiquid securities. The total market value of these securities was $20,852,268, representing 15.75% of net assets.
(g)	Foreign-issued security.
(h)	Security currently undergoing a full liquidation with proceeds paid out to shareholders.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2016

Assets:
Investments, at value (Cost $187,159,220)	$188,679,555
Dividends and interest receivable	364,207
Receivable for investments sold	47,275
Other assets	37,806
Total assets	189,128,843

Liabilities:
Preferred dividends accrued not yet declared	53,314
Payable for investments purchased	789,741
Advisory fees payable	160,584
Administration fees payable	20,341
Chief Compliance Officer fees payable	11,657
Director fees payable	9,343
Fund accounting fees payable	7,817
Custody fees payable	7,004
Transfer Agent fees payable	2,819
Accrued expenses and other liabilities	99,544
Total liabilities	1,162,164

Preferred Stock:
3.50% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding	55,599,400
Net assets applicable to common shareholders	$132,367,279

Net assets applicable to common shareholders:
Common stock - $0.001 par value per common share; 199,995,800 shares authorized;
8,508,550 shares issued and outstanding, 14,336,281 shares held in treasury	$349,592,177
Cost of shares held in treasury	(220,400,463)
Accumulated undistributed net investment income	174,485
Accumulated net realized gain from investment activities	1,480,745
Net unrealized appreciation on investments	1,520,335
Net assets applicable to common shareholders	$132,367,279
Net asset value per common share ($132,367,279 applicable to
8,508,550 common shares outstanding)	$15.56

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations
For the
year ended
December 31, 2016
Investment income:
Dividends(1)	$7,544,040
Interest	406,456
Total investment income	7,950,496

Expenses:
Investment advisory fees	1,665,278
Legal fees and expenses	226,364
Directors’ fees and expenses	165,069
Administration fees and expenses	120,673
Transfer agency fees and expenses	82,976
Reports and notices to shareholders	68,019
Compliance fees and expenses	52,255
Audit fees	51,493
Insurance fees	49,206
Accounting fees and expenses	47,256
Custody fees and expenses	39,527
Stock exchange listing fees	26,549
Other expenses	3,517
Net expenses	2,598,182
Net investment income	5,352,314

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments and foreign currency	(1,598,738)
Distributions received from investment companies	4,624,828
Net realized gain	3,026,090
Change in net unrealized appreciation (depreciation) on:
Investments	2,743,597
Net realized and unrealized gains (losses) from investment activities	5,769,687
Increase in net assets resulting from operations	11,122,001
Distributions to preferred stockholders	(674,938)
Net increase in net assets applicable to common shareholders resulting from operations	$10,447,063

(1)	Net of $62 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the Year Ended
December 31, 2016
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$11,122,001
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(86,238,029)
Proceeds from sales of investments	70,094,402
Net purchases and sales of short-term investments	(22,870,770)
Return of capita l distributions received from underlying investments	1,814,539
Decrease in dividends and interest receivable	218,883
Decrease in receivable for investments sold	1,222,722
Increase in other assets	(650)
Decrease in payable for investments purchased	(113,350)
Increase in payable to Adviser	24,704
Decrease in accrued expenses and other liabilities	(49,819)
Net distributions received from investment companies	4,624,828
Net realized gains from investments	(3,026,090)
Net foreign currency translation	501,158
Net change in unrealized depreciation of investments	(2,743,597)
Net cash provided by operating activities	(25,419,068)

Cash flows from financing activities:
Distributions paid to common shareholders	(6,891,926)
Distributions paid to preferred shareholders	(621,624)
Preferred dividends accrued not yet paid	(53,314)
Proceeds from the issuance of preferred shares	55,599,400
Repurchase of common stock	(4,661,968)
Repurchase of common stock through tender offer	(17,951,500)
Net cash used in financing activities	25,419,068
Net change in cash	$—

Cash:
Beginning of year	—
End of year	$—

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2016	December 31, 2015
From operations:
Net investment income	$5,352,314	$4,173,548
Net realized gain (loss) from:
Investments	(1,598,738)	3,092,536
Short Transactions	—	(382,042)
Distributions received from investment companies	4,624,828	896,777
Net realized gain on investments, short transactions and
distributions received from investment companies.	3,026,090	3,607,271
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	2,743,597	(14,946,013)
Short Transactions	—	260,064
Net increase (decrease) in net assets resulting from operations	11,122,001	(6,905,130)

Distributions paid to preferred shareholders:
Net investment income	(500,199)	—
Net realized gains from investment activities	(174,739)	—
Total dividends and distributions paid to preferred shareholders	(674,938)	—
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations	10,447,063	(6,905,130)

Distributions paid to common shareholders:
Net investment income	(4,939,527)	(3,519,948)
Net realized gains from investment activities	(1,952,399)	(8,447,875)
Total dividends and distributions paid to common shareholders	(6,891,926)	(11,967,823)

Capital Stock Transactions (Note 5)
Repurchase of common stock through tender offer	(17,951,500)	—
Reinvestment of distributions to common stockholders	—	4,016,990
Repurchase of common stock	(4,661,968)	(5,921,563)
Total capital stock transactions	(22,613,468)	(1,904,573)
Net decrease in net assets applicable to common shareholders	(19,058,331)	(20,777,526)

Net assets applicable to common shareholders:
Beginning of year	151,425,610	172,203,136
End of year	$132,367,279	$151,425,610
Accumulated undistributed net investment income (loss)	$174,485	$(100,747)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of period
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net increase (decrease) in net assets attributable to common stockholders resulting from operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense(4)
Total expenses, before fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense(4)
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense, and dividends on short positions(5)(8)
Ratio to net investment income to average net assets before waiver(1)
Ratio to net investment income to average net assets after waiver(1)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2016	2015	2014	2013	2012
$15.11	$16.94	$18.70	$17.22	$16.01
0.63	0.41	0.22	0.92	0.34
0.64	(1.09)	1.02	3.00	1.92
1.27	(0.68)	1.24	3.92	2.26

(0.06)	—	—	(0.16)	(0.07)
(0.02)	—	—	—	—
1.19	(0.68)	1.24	3.76	2.19

(0.58)	(0.35)	(0.19)	(1.10)	(0.23)
(0.23)	(0.84)	(1.29)	(1.11)	(0.72)
(0.81)	(1.19)	(1.48)	(2.21)	(0.95)
0.07	0.08	—	—	—
—	—	(1.44)	0.00 (7)	—
—	(0.04)	(0.08)	(0.07)	(0.03)
$15.56	$15.11	$16.94	$18.70	$17.22
$13.65	$13.20	$15.37	$17.45	$15.01
8.45%	(3.47)%	(1.01)%	21.98%	13.72%
9.51%	(6.13)%	(3.59)%	31.27%	10.05%

1.75%	1.50%	1.42%	2.66%	2.54	%(6)

1.75%	1.50%	1.51%	2.66%	2.54	%(6)

1.75%	1.50%	1.40%	1.83%	1.82%
3.61%	2.40%	1.18%	5.66%	2.41%
3.61%	2.40%	1.27%	5.66%	2.41%

$132,367	$151,426	$172,203	$132,074	$117,259
$55,599	N/A	N/A	$37,424	$37,454
49%	48%	59%	58%	62%

2,223,976	N/A	N/A	748,486	749,086
$85	N/A	N/A	$226	$207

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(6)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(7)	Less than 0.5 cents per share.
(8)
Expense ratios net of fee waivers by investment advisor and administrator excluding interest expense and dividends on short positions based on total average net assets including liquidation value of preferred stock were 1.56%, N/A, N/A, 1.43%, and 1.59% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security,

Special Opportunities Fund, Inc.

Notes to financial statements

whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 27.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$96,551,047	$24,477	$379,339	$96,954,863
Commodity Partnerships	—	—	11,736,382	11,736,382
Preferred Stocks
Real Estate Investment Trusts	—	—	5,976,547	5,976,547
Common Stocks
Construction Materials	222,828	—	—	222,828
Consumer Finance	1,249,178	—	—	1,249,178
Health Care Equipment & Supplies	54	—	—	54
Independent Power & Renewable
Electricity Producers	100,673	—	—	100,673
Insurance	13,844,275	—	—	13,844,275
Personal Products	7,068	—	—	7,068
Professional Services	4,655,840	—	—	4,655,840
Real Estate Investment Trusts	10,069,565	—	—	10,069,565
Special Purpose
Acquisition Vehicles	7,969,258	2,018,977	—	9,988,235
Liquidating Trusts	—	—	1,957,500	1,957,500
Convertible Bonds	—	2,106,491	—	2,106,491
Corporate Bonds	—	—	22,500	22,500
Corporate Notes	25,190	—	—	25,190
Promissory Notes	—	—	780,000	780,000
Senior Unsecured Notes	463,574	—	—	463,574
Warrants	147,841	—	0	147,841
Rights	122,669	—	—	122,669
Money Market Funds	28,248,282	—	—	28,248,282
Total	$163,677,342	$4,149,945	$20,852,268	$188,679,555

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

Transfers between Level 1 and Level 2 securities as of December 31, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of December 31, 2016 are summarized in the table below:

Transfers into Level 1
Common Stock
Special Purpose Acquisition Vehicle	$164,950
Transfers out of Level 1
Common Stock
Special Purpose Acquisition Vehicle	(1,743,747)
Net transfers in and/or out of Level 1	$(1,578,797)
Transfers into Level 2
Common Stock
Special Purpose Acquisition Vehicle	$1,743,747
Transfers out of Level 2
Common Stock
Special Purpose Acquisition Vehicle	(164,950)
Net transfers in and/or out of Level 2	$1,578,797

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2016:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$147,841

Special Opportunities Fund, Inc.

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$50,940
	on Investments

	Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$(208,669)
	depreciation of investments

The average monthly share amount of warrants during the year was 992,907. The average monthly market value of warrants during the year was $306,492.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

							Change in
	Balance					Realized	unrealized	Balance
	as of	Acquis-	Dispo-	Transfers		Gain	appreciation	as of
Category	12/31/2015	itions	sitions	into Level 3		(Loss)	(depreciation)	12/31/2016

Closed End
Funds	$—	$31,113	$—	$—		$—	$226	$31,339

Open-End
Funds	—	—	(5,041,599)	4,228,907	(1)	812,692	—	—

Auction Rate
Preferred
Securities	348,000	—	—	—		—	—	348,000

Commodity
Partnerships	—	—	—	11,785,925	(1)	—	(49,543)	11,736,382

Preferred
Stocks	5,891,324	—	—	—		—	85,223	5,976,547

Liquidation
Claims	2,881,371	—	(2,959,237)	—		389,357	(311,491)	—

Liquidating
Trusts	—	—	—	2,444,141	(1)	—	(486,641)	1,957,500

Corporate	—	—	—	22,500		—	—	22,500
Bonds

Promissory
Notes	600,000	500,000	(320,000)	—		—	—	780,000

Warrants	0	—	—	—		—	—	0

	$9,720,695	$531,113	$(8,320,836)	$18,481,473		$1,202,049	$(762,226)	$20,852,268

(1)	Transfers into Level 3 due to a corporate action.

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016:

				Impact to
				Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2016	Methodologies	Input(1)	Input(2)

Closed End Funds	$31,339	Market Assessment	Liquidation Value	Increase
		and Company-
		Specific Information

Auction Rate Preferred	348,000	Market	Discount to Par	Decrease
Securities		Comparables/Cost

Commodity	11,736,382	Market Assessment	Liquidation Value	Increase
Partnerships		and Company-
		Specific Information

Preferred Stocks	5,976,547	Cost	Market	Increase
			Assessments/
			Financial Assessments

Liquidating Trusts	1,957,500	Last Traded Price	Financial Assessments/	Increase
			Company Announcements

Corporate Bonds	22,500	Market Transactions	Single Broker Quote	Increase
		Approach

Promissory Notes	780,000	Cost	Terms of the Note/Financial	Increase
			Assessments/Company
			Announcements

Warrants	0	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the year ended December 31, 2016.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends to holders of Convertible Preferred Stock will receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock will be fully cumulative, and will accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any

Special Opportunities Fund, Inc.

Notes to financial statements

affiliate thereof an annual fee of $35,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At December 31, 2016, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $18.19 per share of common stock (which is a current ratio of 1.3744 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $21.19 per share (as adjusted for dividends or other distributions made to or on behalf of holders of

Special Opportunities Fund, Inc.

Notes to financial statements

the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $18.19 per share of common stock (which is a current ratio of 1.3744 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events. The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, what requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $86,238,029 and $70,094,402, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2016.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 5
Capital share transactions
During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.10%.

The Fund announced on September 21 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21 and because the number of shares tendered exceeded the amount offered to purchase the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2016	December 31, 2015
Ordinary income	$4,939,527	$4,022,798
Long-term capital gains	1,952,399	7,945,025
Total distributions paid	$6,891,926	$11,967,823

Special Opportunities Fund, Inc.

Notes to financial statements

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2016(1)	December 31, 2015
Ordinary income	$446,885	N/A
Long-term capital gains	174,739	N/A
Total distributions paid	$621,624	N/A

(1)	The difference between book and tax distributions is due to accrued, but not yet paid distributions to preferred shareholders.

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2016.

The following information is presented on an income tax basis as of December 31, 2016:

Tax cost of investments	$187,697,542
Unrealized appreciation	15,124,392
Unrealized depreciation	(14,142,379)
Net unrealized appreciation	982,013
Undistributed ordinary income	469,068
Undistributed long-term gains	1,724,484
Total distributable earnings	2,193,552
Other accumulated/gains losses and other temporary differences	—
Total accumulated gains	$3,175,565

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2016, the Fund’s accumulated undistributed net investment income was increased by $362,644 and the accumulated net realized gain from investment activities was decreased by $362,644.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2016, the Fund had no post October losses.

At December 31, 2016, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has

Special Opportunities Fund, Inc.

Notes to financial statements

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Fund has adopted a window, in which the Fund will suspend its program to buy back Fund shares during the three days beginning on the first full trading day of each calendar month to give the Fund’s directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and the Fund’s investment adviser, the opportunity to purchase or sell the Fund’s securities.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2017

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 8, 2016
The Fund held an annual meeting of shareholders on December 8, 2016 to vote on the following matters:

(1) (a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2017 and until their successors have been duly elected and qualified; and (b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2017 and until their successors have been duly elected and qualified.

Proxy results – Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 18, 2016) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 55.86% of the common stock outstanding as of the record date were represented in person or by proxy (5,401,519 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,276,032	97.68%	54.56%	125,487

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
4,848,774	89.77%	50.15%	552,745

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
4,842,516	89.65%	50.08%	559,003

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,348,338	99.02%	55.31%	53,181

Proxy results – Preferred Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 18, 2016) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 96.55% fo the preferred stock outstanding as of the record date were represented in person or by proxy (2,147,316 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,895,154	88.26%	85.21%	252,162

Proposal to elect Marc Lunder as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,132,296	99.30%	95.88%	15,020

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,895,432	88.27%	85.23%	251,884

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,835,263	85.47%	82.52%	312,053

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,895,051	88.25%	85.21%	252,265

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,132,019	99.29%	95.87%	15,297

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 43.23% of its ordinary income distribution for the year ended December 31, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2016, 16.76% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2016.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Emergent
(50)	as of	Since	2009; Chief Compliance Officer		Capital, Inc.
	October	2009	of the Adviser from 2009-2012;		(f/k/a Imperial
	2009.		Principal of the general partner		Holdings, Inc.);
			of several private investment		Director,
			partnerships in the Bulldog		Crossroads Capital,
			Investors group of private funds.		Inc. (f/k/a BDCA
Venture, Inc.).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(72)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Emergent
	2009.		private funds.		Capital, Inc.
(f/k/a Imperial
Holdings, Inc.);
Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(79)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd.;
Director, Emergent
Capital, Inc.
(f/k/a Imperial
Holdings, Inc.);
Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(53)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(48)		Since	LLC and NBC Bancshares, LLC.
		2009	Chief Executive Officer of
Crossroads Capital, Inc.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(72)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(50)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(48)	President	Since	group of Investment Funds.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(72)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(79)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Thomas Antonucci***	Chief	1 year;	Director of Operations,	n/a	n/a
(47)	Financial	Since	Bulldog Investors, a group
	Officer	2014	of Investment Funds.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 8, 2016, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Independent Directors (as defined below) and Mr. Gerald Hellerman held a telephonic executive session on December 1, 2016 (the “December 1, 2016 Meeting”) to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; and (d) the extent to which economies of scale (if any) would be realized as the Fund grows. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

The materials which had been prepared by the Adviser in response to a questionnaire (known as a “15(c) questionnaire”) provided to the Adviser by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, distributed to the Directors and reviewed by the Independent Directors and Mr. Hellerman at the December 1, 2016 Meeting included, among other things, information regarding:  (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Independent Directors then considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors also considered the operational strength of the Adviser and reviewed the structure of the Adviser’s compliance procedures and their effectiveness. The Independent Directors considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure necessary to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) was very responsive to the requests of the Independent Directors, (d) had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund.

The Independent Directors discussed the performance of the Fund for the year-to-date, one-year, three-year, and five-year periods ended October 31, 2016. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of allocation closed-end funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by U.S. Bancorp Fund Services, LLC (“USBFS”) independently from the Adviser. The Independent Directors noted that the Board reviews the investment performance of the Fund at each quarterly meeting over the course of the year. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors reviewed information prepared by USBFS comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund was near the 0.92% Morningstar Peer Group average.  The Independent Directors further noted that the then current expense ratio of 1.86% for the Fund was higher than the peer group average of 1.61%. The Independent Directors stated that the increase of 0.36 basis points in the Fund’s expense ratio from last year was largely due to costs associated with the issuance of convertible preferred stock and the Fund’s tender offer during the year. The Independent Directors concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the experience and commitment of the Adviser as well as the comparative performance, expense and management fee information.

The Independent Directors reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. On the request of the Independent Directors, the Adviser affirmed that it would make funds available, if needed, to support its engagement with the Fund and believes in the sustainability of the Fund. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its own Code of Ethics, to which the CCO offered his own certification that the Code of Ethics is compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors met in executive session with independent counsel. After due consideration of the written and oral presentations, the Independent Directors concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser on December 8, 2016.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 4, 2017, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  A new code of ethics for registrant was approved by the Board of Directors on December 8, 2015.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $44,500 and $43,500, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2016	December 31, 2015
Registrant	$7,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by SPE, unless Bulldog Investors deems it appropriate to seek instructions from SPE shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies as instructed by shareholders.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2017.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd. from 2008-2013 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Crossroads Capital, Inc., a business development company, since 2016, and Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012 and served as a director of Brantley Capital Corporation, a business development company, from 2001-2013.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009, and Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1999-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has served as a director of the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Brantley Capital Corporation, a business development company, intermittently from 2005-2013, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012, and Crossroads Capital, Inc. (f/k/a BDCA Venture, Inc.), a business development company, since 2015.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2016 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  9
(C) Other accounts:  1
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 9 pooled investment vehicles; $343 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  1 other accounts; $1.3 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2016 (per instructions to paragraph (a)(4).

As of December 31, 2016, Mr. Goldstein beneficially owns 71,126 shares of common stock of the Registrant; Mr. Dakos beneficially owns 9,890 shares of common stock of the Registrant; and Mr. Das owns 3,096 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2016 to 7/31/2016	0	0	N/A	N/A
8/1/2016 to 8/31/2016	0	0	N/A	N/A
9/1/2016 to 9/30/2016	0	0	N/A	N/A
10/1/2016 to 10/31/2016	1,160,783(1)(2)	15.60	1,150,000	0
11/1/2016 to 11/30/2016	125(2)	13.83	N/A	N/A
12/1/2016 to 12/31/2016	0	0	N/A	N/A
Total	1,160,908	15.60	1,150,000	N/A

1) The Fund announced on September 21, 2016 that it was offering to purchase approximately 12% of its outstanding shares, or 1,150,000 of the Fund’s issued and outstanding shares. The offer commenced on September 21, 2016 and expired at 5:00 pm Eastern time on October 21, 2016. The Fund paid $15.61 per share or 97% of $16.09 (the Fund’s NAV on October 21, 2016) for the 1,150,000 common shares purchased in the offering.
2) 10,908 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program. The average price paid for 10,908 common shares was $14.16.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*  /s/ Andrew Dakos
   Andrew Dakos, President

Date     March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Andrew Dakos
   Andrew Dakos, President

Date     March 7, 2017

By (Signature and Title)*  /s/ Thomas Antonucci
   Thomas Antonucci, Chief Financial Officer

Date     March 7, 2017

* Print the name and title of each signing officer under his or her signature.